UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

API NANOTRONICS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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API NANOTRONICS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2009

To the Stockholders of

API Nanotronics Corp.

The annual meeting of the stockholders of API Nanotronics Corp. (the “Company”) will be held at 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4, on October 22, 2009 at 9:30 a.m., local time, for the following purposes:

1.	To elect the members of the board of directors;

2.	To approve an amendment to and restatement of our Certificate of Incorporation to change our corporate name to “API Technologies Corp.”

3.	To approve an amendment to our 2006 Equity Incentive Plan to increase the number shares of common stock available for issuance thereunder from 5,000,000 to 8,500,000.

4.	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the 2010 fiscal year ending May 31, 2010; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on September 14, 2009, are entitled to notice of and to vote at the annual meeting.

Your attention is directed to the accompanying Proxy Statement and proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By Order of the Board of Directors

/S/ STEPHEN PUDLES Stephen Pudles Chief Executive Officer

September     , 2009

API NANOTRONICS CORP.

September —, 2009

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2009

The enclosed proxy is solicited by the Board of Directors of API Nanotronics Corp., a Delaware corporation (the “Company”), to be voted at the annual meeting of stockholders to be held at 9:30 a.m. local time at 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4, on October 22, 2009, or any postponement or adjournment thereof (“Annual Meeting”). The mailing address of the principal office of the Company is 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4. These proxy solicitation materials and the Company’s Annual Report for the year ended May 31, 2009 on Form 10-K, including financial statements, were first mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about September —, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on October 22, 2009 — our Annual Report on Form 10-K and this Proxy Statement are available at www.apinanotronics.com/Investors/index.asp

Who Can Vote?

You may vote if you owned shares of the Company’s common stock or Exchangeable Shares of API Nanotronics Sub, Inc. at the close of business on September 14, 2009, the record date for our 2009 Annual Meeting. As of September 14, 2009, we had [—] outstanding shares of the Company’s common stock and [—] outstanding Exchangeable Shares. We had no class or series of voting stock outstanding other than the common stock and Exchangeable Shares. Each share of our common stock and each Exchangeable Share outstanding on the record date will be entitled to cast one vote. In this proxy statement, we use the term “stockholders” to mean, collectively, holders of our common stock and holders of Exchangeable Shares.

•	API Nanotronics Corp. Stockholders: You are entitled to one vote for each share you owned on the record date for each director to be elected and on each other matter presented at the meeting.

•

API Nanotronics Sub, Inc. Exchangeable Stockholders: You are entitled to one vote for each Exchangeable Share you owned on the record date for each director to be elected and on each other matter presented at the meeting. You may vote by instructing the trustee of the Exchangeable Shares, Equity Transfer and Trust Company (the “Trustee”), how to vote your shares. The Trustee will only vote pursuant to your instructions and will not vote any shares for which it has not received instructions. You may also instruct the Trustee to give a proxy to a person named by you, or to our management. Such a proxy can be used to allow you or a person named by you to appear and vote at the meeting.

What are “Exchangeable Shares”?

Exchangeable Shares are designed to have the same economic rights as common stock, and are exchangeable on a one-for-one basis into our common stock. However, Exchangeable Shares are issued by API Nanotronics Sub, Inc. and not the Company.

What am I voting on?

•

You are voting to elect seven directors. Each director, if elected, will serve a term of one year and until his successor has been elected and has qualified. Our board of directors recommends a vote “FOR” the election of each of the director nominees named in this proxy statement.

•

You are also voting to approve an amendment to and restatement of our Certificate of Incorporation to change our corporate name to “API Technologies Corp.” Our Board of Directors recommends a vote “FOR” this amendment.

•

You are also voting to approve the amendment of API Nanotronics Corp. 2006 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 5,000,000 to 8,500,000. Our Board of Directors recommends a vote “FOR” approval of the amendment to the 2006 Equity Incentive Plan.

•

You are also voting to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm. Our Board of Directors recommends a vote “FOR” the ratification of WithumSmith+Brown, PC’s appointment as our independent registered public accounting firm.

•	In addition, you may vote on other business, if it properly comes before the meeting, or any adjournment(s) of the meeting.

How do I vote?

•

By written proxy: You can vote by written proxy. If you sign and return the enclosed proxy card, the shares represented by the proxy will be voted in accordance with the terms of the proxy, unless you subsequently revoke your proxy. You can return your proxy card in the enclosed envelope, which requires no postage if mailed in the U.S.

•

In person: If you are a record stockholder, you can vote in person at the meeting. Being a record stockholder means that your shares are registered in your name, as opposed to the name of your broker or bank. If you are beneficial holder but not a record stockholder, you can vote in person by obtaining a proxy from the record holder. If you are a holder of Exchangeable Shares, you or your designee can vote in person by obtaining a proxy from the Trustee of the Exchangeable Shares.

•

By Internet: You can vote over the Internet but only if information on Internet voting is enclosed with this proxy statement. The option of voting over the Internet is available only if (1) you are a record holder of common stock or Exchangeable Shares or (2) your broker, bank or other nominee has made this option available to you. If voting over the Internet is available to you, instructions will appear either on an information sheet inserted with this proxy statement or on the proxy card provided by your broker, bank or other nominee.

What vote is required to elect directors?

Directors are elected by a plurality vote. That means that the six nominees who receive the most votes are elected. A majority vote is not required.

Unless indicated otherwise by your proxy, the shares will be voted for the six nominees named in this proxy statement. Instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

What vote is required (1) to amend and restate our Certificate of Incorporation, (2) to approve the amendment to the API Nanotronics Corp. 2006 Equity Incentive Plan, and (3) to ratify the appointment of our independent registered public accounting firm?

The affirmative vote of a majority of the outstanding stock entitled to vote is required to approve the proposed amendment to and restatement of our Certificate of Incorporation.

The affirmative vote of a majority of the shares entitled to vote and present in person or by proxy is required to approve the amendment to the 2006 Equity Incentive Plan and to ratify the appointment of our independent registered public accountants.

Can I revoke my proxy?

Yes. You can revoke your proxy by:

•	giving written notice to our corporate Secretary prior to the actual vote at the meeting,

•	delivering a later-dated proxy card prior to or at the meeting, or

•	voting in person at the meeting.

If you hold shares through a bank or brokerage firm, you must contact the firm to revoke any prior voting instructions. If you hold Exchangeable Shares directly, you must contact the Trustee to revoke any prior voting instructions. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon.

What is the record date and what does it mean?

The record date for the 2009 annual meeting of stockholders is September 14, 2009. The record date is set by our board of directors, as required by Delaware law. Record stockholders at the close of business on the record date are entitled to:

•	receive notice of the meeting, and

•	vote at the meeting and at any adjournment(s) of the meeting.

What if I do not specify my vote when I return my proxy?

You should specify your choice for each matter on the enclosed proxy card.

•	API Nanotronics Corp. Stockholders: If no specific instructions are given, proxies that are signed and returned will be voted:

•	“FOR” the election of all director nominees named in this proxy statement,

•	“FOR” the amendment and restatement of our Certificate of Incorporation,

•	“FOR” the amendment to our 2006 Equity Incentive Plan, and

•	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm, as recommended by our board of directors.

•	API Nanotronics Sub, Inc. Exchangeable Shareholders: If you do not provide specific instructions regarding a matter, your Exchangeable Shares will not be voted with respect to that matter.

How are designations to “withhold authority”, broker non-votes and abstentions counted?

If you designate on the proxy that you are “withholding authority” to vote for a director nominee or nominees, your shares will be counted as present solely for the purpose of determining the presence of a quorum for transacting business at the meeting.

A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee:

•	has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote, and

•	does not have the discretionary voting power on the matter.

As discussed above, a plurality of the votes cast is required for the election of directors, which means that the nominees with the six highest vote totals will be elected as directors. As a result, a designation on the proxy that you are “withholding authority” for a director nominee or nominees will only have the effect of lowering the vote totals of the individual directors for whom authority is withheld.

With regard to any other matters, abstentions (including proxies which deny discretionary authority in any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters.

Broker non-votes will not be treated as shares represented at the annual meeting as to such matter(s) not voted on and therefore will have no effect on the proposals to elect the directors, to amend the 2006 Equity Incentive Plan, or to ratify WithumSmith+Brown, PC as our independent registered public accounting firm. Because the affirmative vote of holders of a majority of the votes of all shares entitled to vote at the Annual Meeting is necessary for approval of the proposal to amend and restate our Certificate of Incorporation, broker non-votes have the effect of counting as votes against such proposal.

What is a quorum?

In order for business to be conducted, a quorum must be represented at the Annual Meeting. Shares entitled to vote one-third of the votes of the outstanding shares must be represented, in person or by proxy, at the meeting to constitute a quorum for purposes of conducting business at the meeting. Shares represented by a proxy in which authority to vote for any matter considered is “withheld,” a proxy marked “abstain” or a proxy as to which there is a “broker non-vote” will be considered present at the meeting for purposes of determining a quorum.

HISTORY OF THE COMPANY

On November 6, 2006, in a business combination that occurred under Ontario law, we combined with API Electronics Group Corp., an Ontario corporation (“API”) and API became our wholly-owned indirect subsidiary (the “Business Combination”). The Business Combination was accomplished by our forming an Ontario subsidiary, RVI Sub, Inc. and now known as API Nanotronics Sub, Inc., which we refer to as Nanotronics Sub. API became a wholly-owned subsidiary of Nanotronics Sub pursuant to a Plan of Arrangement approved by the Ontario Superior Court of Justice. The holders of common shares of API were given the right to receive either 3.33 shares of our common stock, or if the shareholder elected and was a Canadian taxpayer, 3.33 shares of Exchangeable Shares of Nanotronics Sub. This exchange ratio reflects subsequent adjustments, including a 1-to-15 reverse stock split effected September 19, 2008. Each Exchangeable Share of Nanotronics Sub is exchangeable at the option of the holder into one share of our common stock.

PROPOSAL I

ELECTION OF DIRECTORS

Directors and Nominees

The names of, and certain information with respect to, the nominees of the Board of Directors for election as directors, to serve until the year 2010 annual meeting of stockholders and until their successors are elected and qualify, are set forth below. All nominees are currently directors of the Company. Bernard Kraft was elected to the Board by the other Board members on September 4, 2009 and was also appointed as head of the Audit Committee and a member of the Compensation Committee on such date. If, for any reason, any nominee should become unable or unwilling to serve as a director, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the persons named in the enclosed proxy may exercise their discretion to vote your shares for the substitute nominee.

Each of Arthur Cape, Bernard Kraft, and Donald A. Wright qualify as “independent” in accordance with the published listing requirements of NYSE Amex LLC (“AMEX”) (formerly, NYSE Alternext U.S. LLC and, prior thereto, America Stock Exchange LLC). The AMEX independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The following table shows information as of September 4, 2009 with respect to each person who is nominated to become a director.

Name	Age	Position
Phillip DeZwirek	71	Chairman, Treasurer and Director
Stephen Pudles	50	Chief Executive Officer
Jason DeZwirek	39	Secretary and Director
Arthur Cape(1)	72	Director
Bernard Kraft(1),(2)	78	Director
Jonathan Pollack	38	Director
Donald A. Wright(1),(2)	71	Director

(1)	Member of the Audit Committee. Jonathan Pollack resigned from the Audit Committee on September 4, 2009. Mr. Kraft was appointed to the Audit Committee on September 4, 2009.
(2)	Member of the Compensation Committee. Jonathan Pollack resigned from the Compensation Committee on September 4, 2009. Mr. Kraft was appointed to the Compensation Committee on September 4, 2009.

Phillip DeZwirek

Phillip DeZwirek became a director of ours and our Chairman and Treasurer on the effective date of the Business Combination with API, November 6, 2006. He also held the position of Chief Executive Officer from such date until April 2008, when Stephen Pudles assumed that position. Mr. DeZwirek has held the positions of Chairman, Chief Executive Officer and Treasurer at API since May 2002. He also assumed the same positions with Nanotronics Sub and became a director of Nanotronics Sub on the effective date of the Business Combination. Mr. DeZwirek has been a director of API since September 2001. Mr. DeZwirek was also the Chief Financial Officer of API from August 2001 until Claudio Mannarino assumed that position in 2004. Mr. DeZwirek has been a director, Chairman of the Board and the Chief Executive Officer of CECO Environmental Corp. (“CECO”), a provider of air pollution control products, since August 1979 (NASDAQ-CECE). Mr. DeZwirek’s principal occupations during the past five years have been serving as Chairman of the Board and Chief Executive Officer of CECO and serving as President of Icarus Investment Corp., f/k/a Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (since 1990). Mr. DeZwirek has also been involved in private investment activities for the past five years.

Stephen Pudles

Mr. Pudles became Chief Executive Officer on April 22, 2008 and a director on November 6, 2008. He also serves as a director of our subsidiaries, other than API Nanotronics and Research Corporation. He brings more than 25 years of electronics industry experience to the Company. From 2000 until joining the Company, Mr. Pudles was employed by OnCore Manufacturing Services LLC (formerly known as Nu Visions Manufacturing LLC) (“OnCore”), where he served as President and CEO from 2002 to 2007, Executive Vice President from 2007 until joining the Company, and Vice President from 2000 to 2001. OnCore is a contract manufacturer of printed circuit boards and other electronic hardware. Previously, he has held senior management positions with Tanon Manufacturing, Electronic Associates, IEC and Restor Industries. He has been a member of IPC’s Electronics Manufacturing Services Industry (EMSI) Council since 1988; was an original member of the Assembly Market Research Council (AMRC) Steering Committee; and was the Chairman of the IPC Taskgroup that created the IPC-D-326 document defining the “Documentation Requirements for Printed Circuit Board Assemblies.” He also serves as Secretary/Treasurer and Chairman of the Compensation Committee of the IPC and is chairman of the EMSI Management Council. Mr. Pudles has a Masters of Science in management and a Bachelor of Engineering from Stevens Institute of Technology in Hoboken, New Jersey.

Jason DeZwirek

Jason DeZwirek became a director of ours and our Secretary on the effective date of the Business Combination, November 6, 2006. He holds the same positions with Nanotronics Sub as of the Business Combination. Jason DeZwirek also has held those positions with API since May 31, 2002 and been a director of API since September 2001. Jason DeZwirek has been a Director of CECO since February 1994 and the Secretary of CECO since February 20, 1998. Mr. DeZwirek’s principal occupation since October 1999 has been as Chairman and Chief Executive Officer of Kaboose Inc., an online media company servicing the children and family markets that trades on the Toronto Stock Exchange (TSX:KAB), of which he served as Chairman and Chief Executive Officer. Mr. DeZwirek has also been involved in private investment activities for the past five years.

Arthur Cape

Arthur Cape has served as a director since June 20, 2007 when he was elected by the board of directors. Mr. Cape has also been a member of the Audit Committee since June 20, 2007. He has served the manufacturing industry for over 30 years. Since 2001 he has served as Director of International Sales for Shymac Innovative Marketing, located in Montreal, Canada, and from 2001 through January 2009, served as Director of Sales for AJB Continental, located in San Antonio Texas. Shymac Innovative Marketing manufactures products for the automobile aftermarket and AJB Continental was a distributor of hairbrushes and styling tools for the professional beauty industry. Mr. Cape in the past has acted as a consultant for several factories in China in the manufacturing and injection molding of plastic articles. Since May 25, 2005, Mr. Cape has served as a director of CECO. He has also served on the Audit Committee of CECO since such date. He has been active in youth awareness programs and has served on various youth committees in Canada.

Bernard Kraft, C.A.

Bernard Kraft, C.A., became a director of ours on September 4, 2009. Mr. Kraft also has served on our Audit Committee as Chairman and our Compensation Committee as of such date. Mr. Kraft is recognized as a Designated Specialist in Investigative and Forensic Accounting by the Canadian Institute of Chartered Accountants. Mr. Kraft is a retired senior partner of the Toronto, Canada accounting firm Kraft, Berger LLP, Chartered Accountants and now serves as a consultant to that firm. He is also a principal in Kraft Yabrov Valuations Inc. Mr. Kraft is a member of the Canadian Institute of Chartered Business Valuators, the Association of Certified Fraud Examiners and the American Society of Appraisers. Mr. Kraft has served as a director of Agnico-Eagle Mines Limited (a gold mining company traded on the Toronto Stock Exchange (TSX:AEM) and the New York Stock Exchange (NYSE:AEM)) since March 12, 1992, and is also a director of Canadian Shield Recourses Inc. (a mining exploration company traded on the TSX Venture Exchange), St. Andrews Goldfields Limited (a mining exploration company listed on the Toronto Stock Exchange (TSX:SAS)) and Kaboose Inc. (an online media company listed on the Toronto Stock Exchange (TSX:KAB)).

Jonathan Pollack

Jonathan Pollack has served as a director since June 20, 2007 when he was elected by the board of directors. Mr. Pollack also served as a member of the Audit Committee and Compensation Committee from June 20, 2007 through September 4, 2009. Since March 2005 he has served as the Chief Financial Officer and Corporate Secretary of Kaboose Inc., an online media company servicing the children and family markets that trades on the Toronto Stock Exchange (TSX:KAB). From 2000 to 2005, Mr. Pollack was President of The JMP Group, a strategic and financial advisory firm to numerous private and public companies. Prior thereto, he worked in investment banking in New York. Mr. Pollack is currently a director of Lifebank Corp. (TSX-V:LBK). Mr. Pollack received a Masters of Science in Finance from the London School of Economics and a Bachelors of Commerce from McGill University. He is involved in several philanthropic organizations and is the Vice Chair of Leadership Sinai Board of Directors at the Mt. Sinai Hospital, Toronto, Ontario and is past Chair and Director of the Crescent School Foundation, Toronto, Ontario.

Donald A. Wright

Donald Wright became a director of ours on February 15, 2006. Mr. Wright has also been a member of the Audit Committee since March 9, 2006 and the Compensation Committee since its formation on June 20, 2007. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, a company, which has been a real estate developer and apartment building syndicator since 1992. From November 1996 through January of 2005, Mr. Wright served as a real estate broker with Prudential Dunn Realtors in Pacific Beach, California. From January 2005 to July 2007, he was a real estate broker with One Source Realty GMAC. Since July 2007, Mr. Wright has been a real estate broker with Coldwell Banker Residential Real Estate following its acquisition of his prior employer. Mr. Wright has been a director of CECO since February 20, 1998. Mr. Wright has also been a member of the Audit Committee of CECO since February 20, 1998 and has been a member of CECO’s Compensation Committee since December 1, 2005.

Recommendation of our Board of Directors

In order to be elected, a nominee must receive a plurality of the votes cast at the meeting in person or by proxy. The Board of Directors recommends a vote “FOR” approval of the election of the nominees named herein as directors.

Code of Ethics

The Company has had a Code of Ethics for its principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions since April, 2004. On June 20, 2007, the Company’s Board of Directors amended and restated the Company’s Code of Ethics to be a more comprehensive statement of the behavior expectations of the Company. This Code of Ethics is applicable to all of our directors, officers, employees and agents. In addition to the ethical requirements which were already part of our Code of Ethics, the revised Code of Ethics covers the areas of conflicts of interest, corporate opportunities, gifts, confidential information, insider trading and other areas of ethical concern to the Company in considerably more depth than the previous Code of Ethics.

Board of Directors and Its Committees

During the fiscal year ended May 31, 2009, the Board of Directors held five meetings. During such period, actions were also taken by unanimous written consent of the Board of Directors. One director attended the 2008 annual shareholders meeting. During fiscal 2009, all incumbent directors attended at least 75% of the meetings of the Board of Directors and the Committees on which they served.

Audit Committee

The Company has a separately designated Audit Committee, as defined in §3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee operates pursuant to a written charter which can be found attached as Exhibit A to our Proxy Statement for our 2007 annual meeting. The primary purpose of the Audit Committee of the Board of Directors is to assist the Board of Directors of the Company in fulfilling its responsibility to oversee the integrity of the financial statements of the Company and the Company’s compliance with legal and regulatory requirements, by overseeing and reviewing (i) the financial reports and other financial information, such as earnings press releases, provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company’s system of internal accounting and financial controls, (iii) the engagement of the Company’s independent registered public accounting firm, and (iv) the annual independent audit of the Company’s financial statements.

The members of the Audit Committee during fiscal 2009 were Directors Arthur Cape, Jonathan Pollack and Donald Wright. Director Jonathan Pollack served as Chairman of the Audit Committee during fiscal 2009. He resigned from the Audit Committee on September 4, 2009 and Bernard Kraft was appointed the Chairman of the Audit Committee as of such date. The Board of Directors determined that each of the Audit Committee members for fiscal 2009 was independent under AMEX listing standards. The Board of Directors also has determined that Mr. Kraft is independent under AMEX listing standards. The Board of Directors has determined that each of Jonathan Pollack and Bernard Kraft is an audit committee financial expert as defined in Section (d)(5) of Item 407 of Regulation S-K. The Audit Committee held four meetings in fiscal year 2009. See the Audit Committee Report below.

Compensation Committee

We formed a Compensation Committee on June 20, 2007, which during fiscal 2009 was comprised of Directors Donald Wright, Chairman, and Jonathan Pollack, each of whom the Board of Directors determined was independent under AMEX listing standards. Bernard Kraft was appointed to the Compensation Committee following Mr. Pollack’s resignation from the Compensation Committee on September 4, 2009. The Board of Directors has determined that Mr. Kraft is independent under AMEX listing standards. The Compensation Committee operates under a written charter, which can be found attached as Exhibit B to our Proxy Statement for our 2007 annual meeting. The Compensation Committee has taken action by unanimous written consent since its formation. The Compensation Committee determines and approves, or recommends to the Board, the compensation of the Company’s executive officers and such other employees as the Board may designate to the Compensation Committee for determination. To the extent the Company offers compensation for directors, the Compensation Committee also establishes all components of compensation for such directors. The Compensation Committee has also been charged with administering the Company’s 2006 Equity Incentive Plan. The Compensation Committee processes and procedures for the consideration and determination of executive and director compensation are discussed in the section entitled “Executive Compensation” below.

Nomination Process

The Company does not have a standing nominating committee. Instead, nominations for the election of directors have been handled by the full board, which permits all directors to participate in the process. The board has not adopted any formal resolution or charter with respect to nominations.

The Company does not believe that it is necessary to form a nominating committee given that the board has generally had a strong representation by our management and management believes that the close ties between the board and senior management provide strong leadership for a small company such as us. In identifying and evaluating candidates to be nominated as directors, the Board seeks individuals that can add to the ability of the Board to fulfill its fiduciary obligations and its business goals. Directors must also have high personal and professional ethics, integrity and values. Director nominees must have sufficient time to devote to the affairs of the Company. We are a small company and small companies traditionally have had a difficult time attracting and retaining qualified outside directors. The Company has traditionally found new directors through the existing directors. Mr. Kraft, appointed to the Board on September 4, 2009, was recommended by both independent directors and executive officers for the Board’s selection.

The Company has never had a candidate for director nominated by security holders and such a nomination appears unlikely at the present time. Consequently, the Company believes that a formal nominating process, charter or policy is unnecessary and has not currently adopted one. Any nominee for director recommended to the board by a security holder will be evaluated by the board. The board of directors will evaluate from time to time whether a more formal nomination process is appropriate as the Company grows.

Report of the Company’s Board of Directors’ Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process and approval of the services provided to the Company by its auditors. The Audit Committee also evaluates transactions where the potential for a conflict of interest exists. The Audit Committee’s purposes are more fully described in its Charter, which the Board adopted in its current form on June 20, 2007, a copy of which can be found attached as Exhibit A to our Proxy Statement for our 2007 annual meeting.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended May 31, 2009, with the Company’s management and has discussed with WithumSmith+Brown, PC the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance), as modified or supplemented. In addition, WithumSmith+Brown, PC has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the Auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with WithumSmith+Brown, PC its independence from the Company.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K for the fiscal year ended May 31, 2009, for filing with the Securities and Exchange Commission.

Audit Committee as of August 27, 2009

Jonathan Pollack, Chairman

Arthur Cape

Donald A. Wright

Shareholder Communication with the Board of Directors

Shareholders who wish to communicate with the Board of Directors may send correspondence to the attention of the Corporate Secretary, API Nanotronics Corp., 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4. Shareholder communications must include confirmation that the sender is a shareholder of the Company. All such communications will be reviewed by the Company’s Secretary or Chief Financial Officer, as appropriate, in order to maintain a record of the communication, to assure director privacy and to determine whether the communication relates to matters that are appropriate for review by our Board of Directors or by any individual director. Communications will not be forwarded to Board of Directors members if they do not relate to the Company’s business, contain material that is not appropriate for review by the Board of Directors based upon the established practice and procedure of the Board of Directors, or contain other improper or immaterial information.

Security Ownership of Certain Beneficial Owners and Management

As of September 4, 2009 we had 90 stockholders of record and 31,749,014 shares of our common stock were outstanding. We cannot accurately estimate the total number of beneficial holders of our common stock because a portion of our common stock is held by agents in street name. As of September 4, 2009, Nanotronics Sub had 4 stockholders of record (other than our subsidiary) holding 2,338,518 Exchangeable Shares. As of September 4, 2009, the shareholder’s list for API showed 1,194 former shareholders holding the rights associated with 49,503 API common shares (equivalent to 164,845 shares of our common stock) who have not yet elected to obtain either our common stock or Exchangeable Shares.

Nanotronics Sub may still cause to be issued a maximum of 164,845 shares of our common stock in connection with the Business Combination. If former holders of common shares of API who are Canadian residents request to receive Exchangeable Shares instead of shares of our common stock, Nanotronics Sub will not cause our common shares to be issued to those former holders of API common shares. However, given that the Exchangeable Shares were structured to be the equivalent, to the extent practicable, of our shares, whether or not API common shares are converted to Exchangeable Shares or our common stock will have little affect on us. For example, through the share of our special voting stock held by the Trustee and issued to the Trustee in connection with the Plan of Arrangement, the holders of Exchangeable Shares (other than us and our subsidiaries) have the number of votes on all matters on which holders of our common stock can vote equal to the number of shares of our common stock that are exchangeable for the Exchangeable Shares.

The following table sets forth as at September 4, 2009, the name and address and the number of shares of our common stock (assuming for such purposes that the Exchangeable Shares constitute outstanding shares of our common stock), beneficially owned by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director and each named executive officer and (iii) all officers and directors as a group.

Name and Address of Beneficial Owner	Number of Our Shares of Common Stock Beneficially Owned (1)	Percentage of Our Shares of Common Stock Beneficially Owned (2)(3)
Jason DeZwirek 2300 Yonge Street, Suite 1710 Toronto, Ontario Canada M4P 1E4(4)	6,733,606	18.3%

Phillip DeZwirek 2300 Yonge Street, Suite 1710 Toronto, Ontario Canada M4P 1E4(5)	5,267,949	14.7%

Icarus Investment Corp., a Delaware corporation 2300 Yonge Street, Suite 1710 Toronto, Ontario Canada M4P 1E4(6)	2,934,628	8.4%

Stephen Pudles 375 Rabro Drive Hauppauge, NY 11788(7)	482,917	1.4%

Martin Moskovits 1431 Portesuello Ave. Santa Barbara, CA 93105(8)	260,000	*

Jonathan Pollack 2300 Yonge Street, Suite 1710 Toronto, Ontario Canada M4P 1E4(9)	222,223	*

Thomas Mills 375 Rabro Drive Hauppauge, NY 11788(10)	129,417	*

Donald A. Wright 2655 Camino Del Rio North, Suite 450 San Diego, CA 92108(11)	90,002	*

Claudio Mannarino 229 Colonnade Road Ottawa, Ontario Canada K2E 7K3(12)	63,334	*

Arthur Cape 4832 Melrose Avenue Montreal, Quebec Canada H3X 3P5(13)	5,555	*

Bernard Kraft 1166 Bay Street Toronto, Canada M5S 2X8	0	*

All Officers and Directors as a group (9 persons)	10,190,958	26.6%

Non-affiliated 5% stockholders

Goodman & Company, Investment Counsel Ltd. One Adelaide Street East, 29th Floor Toronto, Ontario, Canada, M5C 2V9(14)	2,000,000	5.9%

*	Does not exceed 1%.
(1)	All shares are owned directly and beneficially by the stockholder indicated and such stockholder has sole voting, investment and dispositive power, unless otherwise indicated. Includes both our common stock and Exchangeable Shares of Nanotronics Sub convertible into our common stock. Does not include Exchangeable Shares owned by us or our subsidiaries.

(2)	Computed by dividing the number of shares beneficially held by each stockholder, including his Exchangeable Shares and shares of common stock underlying options exercisable within 60 days, by the sum of (i) the total number of issued and outstanding shares of our common stock, plus (ii) the total number of issued and outstanding Exchangeable Shares (other than Exchangeable Shares owned by us and our subsidiaries) plus (iii) shares of common stock underlying such stockholder’s options exercisable within 60 days. Excluded are API common shares convertible into our common stock or Exchangeable Shares pursuant to the Plan of Arrangement that we entered into with API.
(3)	For purpose of this calculation, Exchangeable Shares are treated as the same as our common shares.
(4)	Mr. Jason DeZwirek directly holds 1,225,000 Exchangeable Shares and 807,310 shares of our common stock. Also includes 833,334 shares of our common stock underlying warrants exercisable within 60 days held of record by Jason DeZwirek and 933,334 shares of common stock into which a note held by him directly is convertible. Includes 1,217,960 shares of our common stock held directly by Icarus Investment Corp., an Ontario corporation formerly known as Green Diamond Oil Corp. (“Icarus Ontario”) and 783,334 held directly by Icarus Investment Corp., a Delaware corporation (“Icarus Delaware”). Also includes 933,334 shares of common stock into which a note held by Icarus Ontario is convertible.
(5)	Mr. Phillip DeZwirek directly holds 1,499,987 Exchangeable Shares and 404,067 shares of our common stock. Includes 66,667 shares owned by Mr. Phillip DeZwirek’s wife as to which he disclaims beneficial ownership. Also includes 833,334 shares of our common stock underlying warrants exercisable within 60 days held of record by Phillip DeZwirek and 933,334 shares of common stock into which a note held by Icarus Ontario is convertible. Also includes 1,217,960 shares of our common stock held directly by Icarus Ontario and 783,334 shares of our common stock held directly by Icarus Delaware.
(6)	Includes 1,217,960 shares of common stock held by Icarus Ontario and 933,334 shares of common stock into which a note held by Icarus Ontario is convertible. Mr. Phillip DeZwirek and Mr. Jason DeZwirek each hold a 50% interest in Icarus Delaware, which in turn holds a 50.01% equity interest in Icarus Ontario. These shares are also attributed to Mr. Phillip DeZwirek and Mr. Jason DeZwirek.
(7)	Includes vested options to purchase 349,583 shares of common stock.
(8)	Includes vested options to purchase 233,333 shares of common stock.
(9)	Includes vested options to purchase 5,555 shares of common stock. Mr. Pollack holds 83,334 Exchangeable Shares. Also includes 66,667 shares of common stock into which a note held by Mr. Pollack is convertible.
(10)	Mr. Mills resigned as President and Chief Operating Officer as of March 19, 2009 and ceased being a director on November 6, 2008.
(11)	Includes vested options to purchase 8,333 shares of common stock. Mr. Wright shares voting and investment power on 70,835 shares of common stock with his wife.
(12)	Includes vested options to purchase 10,000 shares of common stock.
(13)	Includes vested options to purchase 5,555 shares of common stock.
(14)	This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on June 25, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons beneficially owning more than ten percent of a class of our equity securities to file certain reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on our review of Section 16(a) reports and any written representations made to us, the Company believes that all such required filings for its 2009 fiscal year were made in a timely manner.

Certain Transactions

Since June 1, 2007, the following transactions have occurred in which persons who, at the time of such transactions, were directors, officers or owners of more than 5% of our common stock, had a direct or indirect material interest.

The Company is a party to an oral agreement with Icarus Investment Corp., an Ontario corporation, formerly known as Green Diamond Oil Corp. (“Icarus Ontario”), a major shareholder of the Company, that is controlled by Jason DeZwirek, Secretary and a director of the Company, and Phillip DeZwirek, the Chairman, Treasurer and a director of the Company. The agreement, which renews annually, provides that Icarus Ontario will provide executive office space, office equipment and supplies, telecommunications, personnel and management services to the Company for an annual fee of $170,000 (plus certain expenses). During the years ended May 31, 2009 and May 31, 2008, the Company paid Icarus Ontario $187,906 and $184,646, respectively, for such services.

The bank debt of API was guaranteed by Thomas W. Mills, the former President and a former director of the Company until January 2009. Mr. Mills resigned as President as of March 19, 2009 and ceased being a director on November 6, 2008.

During the 2009 and 2008 fiscal years, the Company paid Jason DeZwirek, a director and the Secretary of the Company, $83,038 and $94,958, respectively, in consulting fees.

In July, 2007, the Company borrowed $4,000,000 of the purchase price of the assets of NanoOpto Corporation from Jason DeZwirek, a member of the board of directors and the Secretary of the Company. The note evidencing this loan had a 5 year and one month term and an interest rate of 12%. The note was payable unless sooner repaid, on August 18, 2012. Interest payments were payable on the last day of December and June, beginning December 31, 2007. The note was repaid in full prior to the end of the 2008 fiscal year.

The Company conducted a private placement offering of shares of its common stock in 2008 for the purchase price of $0.05 per share of common stock. In April and May of 2008, several of our officers and directors purchased shares in the offering. Jonathan Pollack (a director), purchased 66,667 shares for $50,000, Peggy DeZwirek, wife of Phillip DeZwirek (our Chairman, Treasurer and a director), purchased 66,667 shares for $50,000, Stephen Pudles (our Chief Executive Officer) purchased 133,334 for $100,000, Icarus Investment Corp., a Delaware corporation (“Icarus Delaware”) (controlled by Phillip DeZwirek and Jason DeZwirek) purchased 783,334 shares for $587,500, Jason DeZwirek (our Secretary and a director) purchased 783,334 shares for $587,500, and Martin Moskovits (our Chief Technology Officer) purchased 26,667 shares for $20,000.

The Company on May 30, 2008 repriced certain options granted to five employees, including Thomas W. Mills, Sr. (the then President and director), Claudio Mannarino (our Chief Financial Officer and a vice president), and Martin Moskovits, to $1.5075 per share. The options were previously issued with $3.00 to $4.035 per share option exercise prices. The Compensation Committee determined that the repricing was appropriate in order to properly incentivize the Company’s employees.

On June 23, 2009, the Company issued $3,650,000 of secured convertible promissory notes (the “Notes”) to a group of investors. The investors included Jason DeZwirek, who purchased $700,000 of the Notes, Jonathan Pollack, who purchased $50,000 of the Notes, and Icarus Ontario, which purchased $700,000 of the Notes. The Notes are convertible into shares of our common stock at a price of $0.75 per share at any time. The Notes are due on June 23, 2012 and accrue interest at the rate of 12% per annum, payable quarterly. The Notes are secured by the personal property of the Company and its subsidiaries. The proceeds were used to purchase rights in and to certain loan documents related to Cryptek Technologies Inc., the assets of which the Company subsequently acquired.

Executive Compensation

Compensation Policies and Procedures

Throughout this Proxy Statement, the individuals included in the Summary Compensation Table below are referred to as the “named executive officers.”

Overview of Compensation Program

The Compensation Committee oversees our compensation programs, with particular attention to the compensation for our chief executive officer, president and the other named executive officers. It is the responsibility of the Compensation Committee to review and approve or, as the case may be, recommend to the Board of Directors for approval, changes to our compensation policies and benefits programs, to recommend and approve stock-based awards to named executive officers, and to otherwise ensure that the Company’s compensation philosophy is consistent with the best interests of the Company and its stockholders and is properly implemented and monitored.

The day-to-day administration of savings plans, health, welfare and paid time-off plans and policies applicable to salaried employees in general are handled by our human resources and finance department employees. The responsibility for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies belongs to the Compensation Committee.

The Compensation Committee of the Company was formed on June 20, 2007. The Compensation Committee consists of two directors, Donald Wright, Chairman and since September 4, 2009, Bernard Kraft. The Board at the time of its formation adopted a Charter for the Compensation Committee, which can be found attached as Exhibit B to our Proxy Statement for our 2007 annual meeting.

Compensation Philosophy

The goal of our executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time attracting, motivating and retaining key employees. To achieve this goal, the Company’s named executive officers are offered compensation opportunities that are linked to the Company’s financial performance and to individual performance and contributions to the Company’s success.

To achieve this goal, the Compensation Committee focuses on the following considerations:

•

An emphasis on rewarding our named executive officers with total compensation (including cash and stock options) at competitive market levels, based on each executive’s experience, skills and individual performance;

•

An appropriate mix of short-term (salary) and long-term compensation (stock options), which facilitates retention of talented executives and balances short-term and long-term financial goals and behaviors within the Company;

•	Recognition that as an executive’s level of responsibility increases, a greater portion of the total compensation opportunity should be based upon performance incentives; and

•	The use of both time-based and performance-based equity with long-term vesting requirements in order to retain key executive officers.

The primary components of the Company’s executive compensation program for its named executive officers have been: (a) base salaries, (b) bonuses, and (c) long-term incentive opportunities in the form of stock options. Our executive compensation program is intended to provide our named executive officers with overall levels of compensation opportunity that are competitive within the electronic components manufacturing industry, as well as within a broader spectrum of companies of comparable size and complexity.

Compensation Components

For fiscal 2009, the Company primarily used three types of compensation in paying its key executives: base salaries and bonuses.

Base Salary

In setting base pay for the Company’s key executives, the Compensation Committee or the Chief Executive Officer reviews the following quantitative and qualitative factors: Company performance, the executive’s individual performance and scope of responsibility, competitive market pay information and practices, internal equity and other considerations.

The Compensation Committee believes that an executive’s base salary should be targeted at market competitive levels while rewarding outstanding performance with above-average total compensation. Base salaries for executives are reviewed annually, and are adjusted from time to time based on a review of market data and individual executive performance.

Cash Bonuses

Cash bonuses have not historically played a significant part in the compensation of the Company’s executives. However, Stephen Pudles and Martin Moskovits, under their respective employment agreements, are entitled to cash bonuses based on the achievement of performance goals, subject, with respect to Dr. Moskovits, to the discretion of the Board. The specific milestones are to be set by the Board in consultation with the respective officers. For fiscal 2009, no specific benchmarks were established, and the bonuses were in the discretion of the Compensation Committee. For fiscal year 2009, the Compensation Committee granted $132,500, $20,000 and $30,000 in cash bonuses to Mr. Pudles, Dr. Moskovits and Mr. Mannarino, respectively. The bonuses were determined based on overall performance of each of the officers.

Long-term Incentives

Stock-based compensation has also been an element of the Company’s compensation program for its key executives. The Company’s 2006 Equity Incentive Plan was adopted by the Board and approved by our stockholders on October 19, 2007. The purpose of the plan is to allow the Company to grant options to purchase shares of the Company’s common stock or to grant restricted stock or bonus stock awards. The Compensation Committee determines in its sole discretion, subject to the terms and conditions of the plan, the size of a particular award of an option based upon its subjective assessment of an individual’s performance, responsibility and functions and how this performance may have contributed, or is expected to contribute, to the Company’s performance. Although the Company has not granted restricted stock or stock bonuses, similar considerations would go into the award of restricted stock or stock bonuses.

We believe awards pursuant to the Company’s 2006 Equity Incentive Plan align the interests of management with those of the Company’s stockholders by emphasizing long-term stock ownership and increases in stockholder value. Management will benefit under such plan only if the other stockholders of the Company also benefit. The purpose of the plan is to encourage executives and others to acquire a proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company.

In July 2007, due to a drop in the value of the Company’s stock, the Company repriced certain employee and director options, including options held by Directors Pollack and Cape and Martin Moskovits, our Chief Technology Officer. The options for certain employees, including the options held by Martin Moskovits, Thomas Mills, our then President, and Claudio Mannarino, our Chief Financial Officer, were repriced in May 2008. The options were repriced on both occasions so that such options would retain their incentive value for these directors and employees.

On August 5, 2009, the Compensation Committee granted 498,109 additional options to Mr. Pudles and 200,000 options to Mr. Mannarino. Such options vest in five equal annual installments.

Mr. Phillip DeZwirek, our Chairman, has been historically compensated by the Company almost exclusively with option-like warrants to strongly align his interests with the creation of stockholder equity value. While this creates a high deal of risk on the Chief Executive Officer’s compensation, it only rewards him for growth of the Company and increases in its equity value and thereby providing strong long term growth incentives without a cash drain on the Company. No new options were granted Mr. DeZwirek during the 2009 fiscal year.

Perquisites and Other Personal Benefits

The Company provides certain named executive officers with certain perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain employees for key positions. These perquisites include car allowances and payment of life insurance premiums.

API Electronics, one of our subsidiaries, sponsors a 401(k) retirement plan for our U.S. employees. Pursuant to this plan, the Company matches contributions each pay period at 50% of the employees contributions up to 3% of an employee’s compensation. Mr. Mills, our former President, participated in the 401(k) plan on the same terms as the rest of our U.S. employees.

Attributed costs of the perquisites described above for the named executive officers for fiscal 2008 are included in column “All Other Compensation” of the Summary Compensation Table in the Executive Compensation section.

Role of Executive Officers in Compensation Decisions

Based on the foregoing objectives, the Compensation Committee structures the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate the named executive officers to achieve the business goals set by the Company and to reward the named executive officers for achieving such goals. The Compensation Committee from time to time will rely upon recommendations made by the Company’s management, and in particular, the Chairman and the Chief Executive Officer, regarding compensation for named executive officers, except that the chief executive officer does not participate in the determination of his compensation. The Compensation Committee will review and approve, or, if the situation warrants, will recommend to the full Board of Directors for approval, all new executive compensation programs, including those for the named executive officers. The chief executive officer and such other executives as the chief executive officer deems appropriate annually review the performance of each of the named executive officers of the Company (other than the chief executive officer whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual cash performance and stock-based award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its discretion in modifying any recommended adjustments or awards to named executive officers.

Summary Compensation Table for Fiscal Year 2009 and 2008

The following table summarizes the total compensation paid to or earned by each named executive officer for the fiscal years ended May 31, 2009 and May 31, 2008.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Stephen Pudles Chief Executive Officer (PEO)	2009 2008	265,000 30,577	132,500 —	583,320 40,425	4,397 1,266	(2)	985,217 72,268

Dr. Martin Moskovits Chief Technology Officer	2009 2008	375,000 382,212	20,000 —	85,303 502,373	3,647 6,158	(2)	483,950 890,743

Claudio Mannarino Chief Financial Officer	2009 2008	115,192 114,159	30,000 10,000	25,931 47,289	2,271 2,743	(3)	173,393 174,191

Thomas W. Mills Former President(4)	2009 2008	93,750 130,000	— —	28,343 63,053	177,309 16,549	(5)	299,402 209,602

(1)

Represents the compensation costs of stock options for financial reporting purposes, excluding the impact of estimated forfeitures related to service based vesting conditions, for the referenced year under the Statement of Financial Accounting Standard No. 123 (Revised 2004) Share Based Payments (“FAS 123R”), rather than the amount paid to or realized by the named executive officer. See Note 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended May 31, 2008 for the relevant assumptions used to determine the valuation of our option awards. Mr. Mills forfeited 20,001 options that had not yet vested upon his resignation on March 19, 2009.

(2)	Includes life insurance premiums and car allowance.
(3)	Includes car allowance.
(4)	Mr. Mills resigned as President as of March 19, 2009.
(5)	Includes life insurance premiums of $1,996, a contribution to the Company’s 401(k) plan of $3,317, a car allowance of $4,172, and severance payments of $167,824.

Outstanding Equity Awards at Fiscal Year-End 2009

The following table sets forth information regarding unexercised stock options and warrants for each named executive officer as of the end of fiscal year 2009. The number of shares and option exercise prices reflect an adjustment for the 1-for-15 reverse stock split that was effective September 19, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stephen Pudles	249,703 99,881	499,407 399,526	(1) (2)	1.3875 1.3875	4/22/2018 4/22/2018

Martin Moskovits	33,333 140,000 60,000	— 93,334 40,000	(3) (4)	— 1.5075 1.5075	3/14/2011 6/29/2011 6/29/2011

Claudio Mannarino	10,000	15,000	(5)	1.4643	12/27/2016

Thomas W. Mills	13,332	—		1.5075	06/19/2009

(1)	Options become exercisable in two equal annual installments commencing April 22, 2010.
(2)	Options become exercisable in four equal installments commencing April 22, 2010.
(3)

46,667 of the options become exercisable on June 29, 2010 and 46,667 upon receipt by the Company of $5,000,0000 of commitments in total grants or funding from third parties related to the research and/or development of nanotechnology or related products.

(4)

20,000 of the options become exercisable on June 29, 2010 and 20,000 upon receipt by the Company of $5,000,0000 of commitments in total grants or funding from third parties related to the research and/or development of nanotechnology or related products.

(5)	Option become exercisable in three equal installments commencing December 27, 2009.

Narrative Disclosure to Summary Compensation Table

Stephen Pudles

Mr. Pudles assumed the position of our Chief Executive Officer in April 2008. He has a written employment agreement that provides for a base salary of $265,000, with such increases as may be determined by the Board of Directors. His employment agreement also provides, commencing with the fiscal year ending May 31, 2009, for an annual bonus based on achievement of annual EBITDA targets and other performance targets, as determined by the Board of Directors in consultation with Mr. Pudles. If the Company achieves 100% of the bonus targets, the annual bonus will equal 50% of Mr. Pudles’ base salary, and if the Company achieves in excess of 100% of the targets, the Board will determine what adjustments, if any, will be made to the annual bonus. The performance targets for fiscal year 2009 were not established, however, the Compensation Committee determined, in its discretion, that due to Mr. Pudles’ performance, he was entitled to a $132,500 cash bonus, an amount equal to 50% of his base salary.

Under the employment agreement, either party may terminate the agreement for any reason, provided Mr. Pudles must provide at least 60 days advance notice of resignation. However, if the agreement is terminated by the Company without cause, Mr. Pudles is entitled to receive twelve months of continuing salary if such termination occurs after the first year of employment but on or before the fourth anniversary date of his employment and eighteen months of continuing salary if such termination occurs after the fourth year of his employment. If Mr. Pudles terminates his employment due to death or disability, he is entitled to three months of continuing salary.

Mr. Pudles is subject to a non-compete under his employment agreement, which will survive termination of his employment for the shorter of two years or the time over which he receives severance pay.

In April 2008, Mr. Pudles was granted options to purchase 1,248,517 shares of common stock, 499,407 of which were to be performance based and 749,110 of which vest in three equal annual installments commencing on April 22, 2009. On August 5, 2009, the Compensation Committee and the Board of Directors determined that the option grant as to the 499,407 options that were to be performance based will vest in five equal installments, commencing on April 22, 2009. All such options have an exercise price of $1.3875 per share.

On August 5, 2009, in acknowledgement of his service to the Company, and to further provide incentive compensation, the Compensation Committee granted Mr. Pudles options to purchase 498,109 shares of common stock. Such options vest equally over a five year period beginning April 5, 2010 and have an exercise price of $1.43 per share.

The Company believes that the strong equity incentive program for Mr. Pudles is beneficial to the Company because it strongly aligns Mr. Pudles interests with the Company’s and its stockholders. The Company also believes that the salary paid to Mr. Pudles is market rate given his level of experience and his skill set.

Martin Moskovits

Dr. Moskovits has a written employment agreement and commenced employment with the Company on May 1, 2007 with a base salary of $375,000 per year. His employment agreement also provides for an annual bonus and that a portion of the bonus will be based on the Company’s achievement of specified performance milestones. The performance targets for fiscal year 2009 were not established, however, the Compensation Committee determined that due to Dr. Moskovits’ performance, he was entitled to a $20,000 cash bonus. Either party can terminate his employment agreement upon 30 days prior notice. Under the agreement if the agreement was terminated by the Company without cause or by Dr. Moskovits as a result of a constructive termination during its first two years, Dr. Moskovits was entitled to receive the remaining salary payable over such two years. Additionally, if the agreement is terminated by the Company without cause or by Dr. Moskovits as a result of a constructive termination at any time, Dr. Moskovits is entitled to receive one year of additional salary and one year of additional coverage under the Company’s health, dental, vision, accident, disability and life insurance plans.

Dr. Moskovits holds options for 366,666 shares of common stock of the Company, of which vesting for 158,333 of such shares were or are based on performance goals. On May 30, 2008, Dr. Moskovits agreed to cancel all of his existing option agreements in exchange for issuance of new options at $1.5075 per share. The other terms of his option agreements remained the same. The Company believes that the strong equity incentive program for Dr. Moskovits is beneficial to the Company because it incentivizes Dr. Moskovits in his leadership of the Company’s nanotechnology initiative which the Company believes is important to the Company’s future.

The Company believes that the salary paid to Dr. Moskovits is market rate given his level of experience. Through the use of performance based cash bonuses and portions of Dr. Moskovits’ stock options being performance based, the Company has sought to tie Dr. Moskovits’ compensation to the Company achieving its goals of establishing an active nanotechnology-based manufacturing infrastructure. Dr. Moskovits’ employment agreement provides that the Company will fund his nanotechnology research efforts at the Company.

Dr. Moskovits is subject to a non-compete under his employment agreement, which will survive after termination of his employment for the longer of one year or the time over which he receives severance pay.

Claudio Mannarino

Mr. Mannarino does not have a written employment agreement with the Company. He receives an annual salary of $115,192, subject to adjustment by the Compensation Committee. Mr. Mannarino is also eligible for bonuses in the sole discretion of the Compensation Committee, which determined that he should receive a $30,000 bonus for fiscal 2009. On August 5, 2009, the Compensation Committee, as additional incentive compensation, granted Mr. Mannarino options to purchase 200,000 shares of common stock. Such options vest equally over a five year period beginning April 5, 2010 and have an exercise price of $1.43 per share.

Thomas W. Mills

Mr. Mills, our former President, resigned as of March 19, 2009. In connection with his resignation, Mr. Mills entered into an Agreement, General Release and Confidentiality Statement (the “Separation Agreement”), which provides that he is to receive his then current salary, $125,000, for one year, payable weekly, monthly car lease payments of $652 for one year, and continued coverage under medical and dental plans and insurance plans for one year. The Company also paid Mr. Mills $35,000 for release of certain claims under the Separation Agreement.

Director Compensation for Fiscal Year 2009

The following table provides information on the fiscal year ending May 31, 2009 cash and other compensation for directors who are not named executive officers and who served during the 2009 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1),(2) ($)	All Other Compensation ($)		Total ($)
Arthur Cape	10,000	9,051	—		19,051
Jason DeZwirek	—	—	89,365	(3)	89,365
Phillip DeZwirek	—	—	10,249	(4)	10,249
Jonathan Pollack	25,000	9,051	—		34,051
Donald Wright	15,000	—	—		15,000

(1)

Represents the compensation costs of stock options for financial reporting purposes for the year under the FAS 123R, rather than the amount paid to or realized by the director. See Note 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended May 31, 2009 for the relevant assumptions used to determine the valuation of our option awards.

(2)	The directors had options to purchase the following shares of common stock outstanding at the end of fiscal 2009: Mr. Cape: 8,333 shares, 2,7777 of which were vested; Mr. Phillip DeZwirek: 833,334, all of which were vested; Mr. Jason DeZwirek: 833,334, all of which were vested; Mr. Pollack: 8,333 shares, 2,777 of which were vested; and Mr. Wright: 8,333 shares, all of which were vested.
(3)	Includes $83,038 of consulting fees and $6,327 of life insurance premiums.
(4)	Includes life insurance premiums and car allowance.

In fiscal 2009, the Company paid each of its independent directors, Mr. Cape, Mr. Pollack and Mr. Wright $10,000 a year, payable quarterly, to serve as directors of the Company. Additionally, Mr. Pollack received $15,000 per year to serve as the Chairman of the Audit Committee and Mr. Wright received $5,000 per year to serve as the Chairman of the Compensation Committee of the Company. Such additional sums are also payable quarterly. On August 5, 2009, the Company granted to Mr. Pollack, Mr. Cape and Mr. Wright options to purchase 550,000, 10,000, and 10,000, respectively, shares of the common stock of the Company for an exercise price of $1.43 per share. Mr. Pollack’s options vest over a three year period and Mr. Cape and Mr. Wright’s options vest over a five year period. Mr. Kraft will receive $10,000 a year to serve as a director, and $15,000 to serve as Chairman of the Audit Committee. Both payments will be payable quarterly.

PROPOSAL II

APPROVAL OF AMENDMENT TO AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO

“API TECHNOLOGIES CORP.”

General Information

The Board of Directors believes it is in the best interests of the Company and its shareholders to amend and restate the Company’s Certificate of Incorporation to change the legal name of the Company from API Nanotronics Corp. to “API Technologies Corp.” We have attached a copy of the Certificate of Incorporation, as amended and restated assuming this Proposal II is approved, as Exhibit A to this Proxy Statement.

Summary of the Proposed Amendment and Restatement

On August 31, 2009, the Board of Directors approved, and recommended that the shareholders adopt, an amendment to Article I to the Company’s Certificate of Incorporation. The amendment to Article I would change our corporate name from API Nanotronics Corp. to “API Technologies Corp.” The restatement would also incorporate five previously approved amendments to the Certificate of Incorporation, and a correction to an amendment of the Certificate of Incorporation.

Background and Reasons

The Company was incorporated in Delaware on February 2, 1999 as “Rubicon Ventures Inc.” On November 6, 2006, in connection with the Business Combination, we changed our name to “API Nanotronics Corp.” to describe the business and direction of the Company. Since then, we have acquired additional businesses and have expanded our Company. The focus of the Company is not solely on nanotechnology and the Board of Directors believes the new name more accurately reflects our business and the identity of the Company.

Shareholders will not be required to submit their stock certificates for exchange as a result of the proposed name change. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be printed with the Company’s new name.

If approved by the shareholders, the amendment to change the corporate name to “API Technologies Corp.” will be effected by the filing of an amended and restated Certificate of Incorporation with the Secretary of the State of Delaware at the earliest appropriate time consistent with an orderly transition to the new name. The change of the corporate name will be accomplished by amending ARTICLE I of the Certificate of Incorporation to read as follows:

“FIRST. The name of the corporation shall be: API Technologies Corp.”

Recommendation of our Board of Directors

The affirmative vote by holders of a majority of the votes of all shares entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal. The Board of Directors believes that the proposal is in our best interests and in the best interests of the shareholders and has unanimously adopted the amendment to and restatement of the Certificate of Incorporation. The Board of Directors recommends a vote “FOR” approval of the amendment to and restatement of the Certificate of Incorporation to change our corporate name to “API Technologies Corp.”

PROPOSAL III

APPROVAL OF AMENDMENT OF OUR 2006 EQUITY INCENTIVE PLAN

General

The Company’s 2006 Equity Compensation Plan (the “2006 Plan”) was approved by the Board of Directors on October 26, 2006 and approved by the shareholders on October 19, 2007. On August 5, 2009, the Compensation Committee and the Board of Directors approved an amendment to increase the number of shares available for issuance under the 2006 Plan from 5,000,000 to 5,500,000, subject to shareholder approval. On August 31, 2009, the Compensation Committee further recommended to the Board of Directors that the stockholders approve an amendment to the 2006 Plan to increase the number of shares of common stock available for issuance thereunder from 5,500,000 to 8,500,000 shares. The Company is providing the following description of the 2006 Plan to you in connection with the solicitation of proxies for approval of the 2006 Plan, as amended and restated. The following discussion summarizes the material terms of the 2006 Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 2006 Plan, which plan, as amended and restated assuming this Proposal III is approved, is attached to this Proxy Statement as Exhibit B. The only change between the 2006 Plan and the 2006 Plan as amended is the increase in the number of shares authorized to be issued under the plan.

The Board of Directors believes that the growth of the Company depends significantly upon the efforts of its key employees and directors and that such individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. The purpose of the 2006 Plan is to (i) attract and retain employees of the Company and its subsidiaries, qualified individuals to serve as non-employee members of the Board, and consultants to provide services to the Company; (b) motivate participating employees, directors and consultants, by means of appropriate incentives, to achieve long-range goals; and (c) provide incentive compensation opportunities that are competitive with those of other similarly situated companies; and thereby promote the long-term financial interest of the Company and its subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.

The Board of Directors believes that approval of the Amended 2006 Plan will allow the Company to continue to provide key employees and directors with a proprietary interest in the growth and performance of the Company while aligning the interests of management with those of the Company’s stockholders. Approval of the Amended 2006 Plan will also allow the Company to continue to have flexibility in structuring compensation arrangements to attract and retain key employees and directors for the Company, and to provide the Company with an alternative means of compensating consultants.

Summary of the 2006 Equity Incentive Plan

Administration. Administration of the 2006 Plan has been delegated to the Compensation Committee. The Compensation Committee consists solely of two (2) or more independent, non-employee directors, as defined in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.

Eligibility. All of our employees, including those of our subsidiaries and those of our affiliates, who number approximately 250, are eligible to participate in the 2006 Plan. Our directors, who are six in number, and other persons that provide consulting services to us, our subsidiaries and our affiliates are also eligible to participate in the 2006 Plan. The term “affiliates” is used in this summary to refer to any person or entity that directly or indirectly controls, or is controlled by or is under common control with us. The term “subsidiary” is used in this summary to refer to any corporation or other corporate entity (other than the Company) in an unbroken chain of corporate entities beginning with the Company if each of the corporations or other corporate entity (other than the last corporation in the unbroken chain) owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Maximum Shares and Award Limits. As of September 2, 2009, the Company has reserved a total of 8,500,000 shares of common stock (including the 3,500,000 additional shares subject to shareholders approval at the Annual Meeting) for issuance under the 2006 Plan. The terms of outstanding awards will be adjusted without the approval of our stockholders as the Compensation Committee determines is appropriate in the event of a stock dividend, stock split, reclassification of stock, merger, reorganization or similar event. If an option terminates, expires or becomes un-exercisable, or shares of common stock subject to a stock award are forfeited, the shares subject to such option or stock award are available under the 2006 Plan for future awards.

Stock Options. The 2006 Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are employees or employees of subsidiaries that are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. The Compensation Committee will select the participants who are granted options and, consistent with the terms of the 2006 Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price for options cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a grant of an option intended to be an incentive stock option to a participant is deemed to be a 10% owner of the Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. Generally, the option price must be paid in cash, however, if approved by the Compensation Committee, a cashless exercise will be permitted. Options may be exercised in accordance with requirements set by the Committee. The maximum period in which an option may be exercised will be fixed by the Committee, provided that (a) in order for options to qualify as incentive stock options, the maximum period cannot exceed ten years, and (b) in the event a participant is deemed to be a 10% owner of the Company or a subsidiary, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options will be nontransferable except in the event of the participant’s death.

Unless provided otherwise in a participant’s stock option agreement and subject to the maximum exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option will expire immediately upon the participant’s termination of service with us if the termination is for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant’s termination of service or the expiration date under the terms of the participant’s stock option agreement.

Stock Awards. The Compensation Committee also will select the participants who are granted bonus or restricted common stock awards and, consistent with the terms of the 2006 Plan, will establish the terms of each bonus or restricted common stock award. A bonus or restricted common stock award may be subject to payment by the participant of a purchase price for the shares of common stock subject to the award, and may be subject to vesting requirements or transfer restrictions or both, if so provided by the Committee. Those requirements may include, for example, a requirement that the participant complete a specified period of employment with the Company or its affiliate or the achievement of certain performance objectives. Any such performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. A transfer of the shares of common stock subject to a restricted common stock award normally will be restricted prior to vesting.

Change in Capitalization. The number of shares of common stock covered by outstanding awards, the number or kind of shares of common stock which may be awarded under the 2006 Plan, and the exercise or purchase price of each outstanding award, and the like, will be proportionally adjusted by the Compensation Committee in the event of event of a stock dividend, stock split, reclassification of stock, merger, reorganization or similar event. Such adjustment may not materially change the value of benefits available to a grantee under a previously granted award.

Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company, or other change in control, then the vesting of all or part of an outstanding option or stock award may be accelerated in the sole discretion of the Board of Directors. The Board of Directors, in the event of a change in control, may replace the awards with substantially similar awards under another plan of another party to the change in control, make a payment to all participants with respect to options equal to the difference between the fair market value of the common stock on the date of the change in control and the exercise price per share of an option on the date of grant, or upon not less than seven days written notice to all holders of options, cause all options to terminate immediately prior to the effective time of the change of control, and if the Board of Directors elects, accelerate the vesting of any or all options not then vested.

Amendment and Termination. No awards may be granted under the 2006 Plan after October 26, 2016, which is the tenth anniversary of the date on which the 2006 Plan was initially adopted by the Board of Directors. The Board of Directors may amend or terminate the 2006 Plan at any time, but the Board of Directors may determine that shareholder approval is required by any applicable law, regulation or rule. No amendment or termination shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made; provided, however, that such rights may be modified upon a change of control as outlined above.

Federal Income Tax Aspects of the 2006 Plan

The following is only a brief summary of certain United Stated federal income tax consequences to recipients of awards under the 2006 Plan and is for general information purposes only. This summary is based on the United Stated federal income tax laws now in effect, and as currently interpreted, and does not take into account possible changes in such laws or interpretations. Furthermore, this summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code (the “Code”) to the extent an award is subject to and does not satisfy the rules promulgated thereunder, nor does it describe state, local or foreign tax consequences. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. The tax consequences of awards under the 2006 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code. This summary does not consider the United States federal income tax consequences to recipients in light of their individual circumstances or to recipients subject to special treatment under the federal income tax laws. THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PERSON AND RECIPIENTS OF AWARDS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR ANY FEDERAL, STATE, LOCAL AND FOREIGN TAX EFFECTS ON THEIR INDIVIDUAL CIRCUMSTANCES.

To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issued in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purposes of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in connection with the promotion or marketing (within the meaning of Circular 230) by the Company of the transaction or matters addressed herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Incentive Stock Options. The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until the later of more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options. The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option, provided that the option is granted with an exercise price no less than the fair market value of the stock on the date of grant. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. The Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards. The payment of other awards under the 2006 Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of bonus or restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives bonus or restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), the Company will receive a tax deduction for the amount of the compensation income.

Information Regarding 2006 Plan Benefits

As of August 31, 2009, options to purchase 203,292 shares have been granted on the basis of the 3,500,000 share increase for which stockholder approval is sought under this Proposal II, as shown in the following table.

New Plan Benefits

Name and Principal Position	Number of Options Granted		Per share Exercise Price
Stephen Pudles, Chief Executive Officer	203,292	(1)	$1.43
Executive Officer Group	203,292	(1)	$1.43
Non-employee Director Group	—		—
Non-executive Officer Employee Group	—		—

(1)	These represent a portion of the 498,109 options granted to Mr. Pudles on August 5, 2009. The balance of the grant represents shares previously authorized for issuance under the 2006 Plan.

Additional awards that will be granted to eligible employees, directors and consultants under the 2006 Plan will be at the discretion of the Compensation Committee and, therefore, are not determinable at this time. Information regarding awards previously granted to our named executive officers and directors under the 2006 Plan may be found under the captions “Executive Compensation — Summary Compensation Table for Fiscal Year 2009 and 2008”, “Executive Compensation — Narrative Disclosure to Summary Compensation Table”, and “Executive Compensation — Director Compensation for Fiscal Year 2009 and 2008.”

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of May 31, 2009.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	3,500,183	$1.49	1,499,817
Equity compensation plans not approved by security holders(3)	41,666	$1.81	—

Total	3,541,849	$1.49	1,499,817

(1)	On August 5, 2009, we issued options to purchase 1,703,109 shares of common stock, which grants are not reflected in this table. Such options were issued under the 2006 Plan, 203,292 of which were approved by the Board, but not the security holders at such time.
(2)	The Company’s 2006 Equity Incentive Plan was approved by shareholders on October 19, 2007. 106,666 stock options were awarded to plan participants for the year ended May 31, 2009.
(3)	Includes:
(a)	a stock option grant awarded to Dr. Moskovits for 33,333 shares of common stock.
(b)	a stock option grant awarded to Donald Wright for 8,333 shares of common stock.

Recommendation of our Board of Directors

To approve the Amended 2006 Plan, a majority of the votes of the shares present at the meeting and entitled to vote must vote “FOR” the approval of the Amended 2006 Plan. The Board of Directors recommends a vote “FOR” the approval of the amendment to the 2006 Equity Incentive Plan.

PROPOSAL IV

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board of Directors has appointed WithumSmith+Brown, PC (“Withum”) to serve as the independent registered public accounting firm of the Company for its fiscal year ending May 31, 2010. Withum was first engaged to act as the Company’s independent registered public accounting firm on December 22, 2006. The Audit Committee pre-approves any engagement of Withum and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval. Representatives of Withum are not expected to be present at the Annual Meeting. However, if present, Withum representatives would be allowed to make a statement and answer appropriate questions at the annual meeting. If the stockholders fail to ratify the appointment of Withum, the Audit Committee would reconsider the recommendation.

Independent Registered Public Accounting Firm Fees

The following table sets forth the fees for services provided by Withum relating to the fiscal years ended May 31, 2008 and May 31, 2009, respectively.

	Fiscal Year
	2008	2009
Audit Fees	$303,492	$226,641
Audit-Related Fees	—	—
Tax Fees	1,400	—
All Other Fees	—	—

Total	$304,892	$226,641

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services. The Audit Committee has considered whether providing non-audit services is compatible with maintaining Withum’s independence.

Audit Fees

These are fees for professional services for the audit of our annual consolidated financial statements, the review of financial statements included in Quarterly Reports on Form 10-Q and services that are normally rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

These are fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees.

Tax Fees

These are fees for professional services rendered with respect to tax compliance, tax advice and tax planning. During 2008, Withum provided tax advice and planning related to tax implications of stock options.

All Other Fees

These are fees for services that do not meet the above category descriptions.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for the Company by Withum prior to their engagement for such services. The Audit Committee has delegated to each of its members the authority to grant pre-approvals, such approvals to be presented to the full Committee at the next scheduled meeting. Any fees paid under the categories Audit-Related Fees, Tax Fees, and All Other Fees, if any, were approved by the Audit Committee prior to the services being rendered.

Recommendation of the Board of Directors

A majority of the votes of shares present at the meeting and entitled to vote must vote “FOR” this proposal to approve this proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as independent registered public accounting firm of the Company for fiscal year 2010.

ADDITIONAL INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board of Directors may recommend.

A copy of the Company’s annual report on Form 10-K for the fiscal year ended May 31, 2009, as filed with the Securities and Exchange Commission, without exhibits, will be sent to any stockholder without charge upon written request addressed to API Nanotronics Corp., to the attention of the Secretary, 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4.

Stockholder Proposals for 2010 Annual Meeting

Stockholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting Proxy Statement must submit their proposals so that they are received by the Secretary of the Company at 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4, no later than the close of business on May 26, 2010. Stockholders should submit their proposals by means that permit them to prove the date of delivery. As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included.

If a shareholder wishes to present a proposal at our 2010 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2010 annual meeting, the shareholder must give advance notice to the Secretary of the Company no later than August 10, 2010.

Method of Proxy Solicitation

The cost of solicitation of the proxies will be borne by us. In addition to solicitation of the proxies by use of the mails, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

By Order of the Board of Directors

/s/ STEPHEN PUDLES
Stephen Pudles Chief Executive Officer

September —, 2009

Exhibit A

RESTATED CERTIFICATE OF INCORPORATION

OF

API NANOTRONICS CORP.

API Nanotronics Corp., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.     (a) The present name of the corporation (hereinafter called the “Corporation”) is API Nanotronics Corp.

(b) The name under which the Corporation was originally incorporated is Rubincon Ventures Inc. and the date of filing the original certificate of incorporation of the Corporation with the Secretary of State of Delaware was February 2, 1999.

2. The certificate of incorporation, as amended, of the Corporation is hereby amended by striking all Articles thereof and by substituting in lieu thereof new Articles set forth in the restated certificate of incorporation set forth in paragraph 5 hereof.

3. The provisions of the certificate of incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

4. This Restated Certificate of Incorporation was duly adopted by vote of the stockholders in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5 The Certificate of Incorporation as amended or supplemented heretofore is further amended hereby to read as herein set forth in full:

ARTICLE I

The name of the Corporation is API Technologies Corp.

ARTICLE II

Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808, and its registered agent at such address is The Company Corporation.

ARTICLE III

The purpose or purposes of the corporation shall be:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Section 4.A The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Million One (100,000,001). The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares with a par value of $0.001 per share. The total number of shares of Special Voting Stock which the Corporation shall have the authority to issue is One (1) share, with a par value of $0.01 per share.

Section 4.B. The powers, preferences, rights, qualifications, limitations and restrictions of the Special Voting Stock are as follows:

1. DIVIDENDS. Neither the holder nor, if different, the owner of the Special Voting Share shall be entitled to receive dividends in its capacity as holder or owner thereof.

2. VOTING RIGHTS. Subject to paragraph 6 hereof, the holder of record of the Special Voting Share shall be entitled to all of the voting rights, including the right to vote in person or by proxy, of the Special Voting Share on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of the Corporation at a meeting of the shareholders or in connection with a consent of the shareholders.

3. LIQUIDATION PREFERENCE. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holder of the Special Voting Share shall be entitled to receive out of the assets of the Corporation available for distribution to the shareholders, an amount equal to $0.01 before any distribution is made on the common stock of the Corporation or any other stock ranking junior to the Special Voting Share as to distribution of assets upon liquidation, dissolution or winding-up.

4. RANKING. The Special Voting Share shall, with respect to rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and (ii) junior to any other class or series of capital stock of the Corporation.

5. REDEMPTION. The Special Voting Share shall not be subject to redemption, except that at such time as no exchangeable shares (“Exchangeable Shares”) of API Nanotronics Sub, Inc. (other than Exchangeable Shares owned by the Corporation and its affiliates) shall be outstanding, and no shares of stock, debt, options or other agreements which could give rise to the issuance of any Exchangeable Shares to any person (other than the Corporation and its affiliates) shall exist, the Special Voting Share shall automatically be redeemed and canceled, for an amount equal to $0.01 per share due and payable upon such redemption. Upon any such redemption or other purchase or acquisition of the Special Voting Share by the Corporation, the Special Voting Share shall be deemed retired and may not be reissued.

6. OTHER PROVISIONS. Pursuant to the terms of the certain Voting and Exchange Trust Agreement to be dated November 6, 2006 by and between the Corporation, API Nanotronics Sub, Inc., the Corporation and Equity Transfer & Trust Company, as such agreement may be amended, modified or supplemented from time to time (the “Trust Agreement”):

(a) During the term of the Trust Agreement, the Corporation may not, without the consent of the holders of the Exchangeable Shares (as defined in the Trust Agreement), issue any shares of its Special Voting Stock in addition to the Special Voting Share;

(b) the Special Voting Share entitles the holder of record to a number of votes at meetings of holders of common shares of the Corporation equal to the number of Exchangeable Shares outstanding from time to time (other than the Exchangeable Shares held by the Corporation and its affiliates);

(c) the Trustee (as defined in the Trust Agreement) shall exercise the votes held by the Special Voting Share pursuant to and in accordance with the Trust Agreement;

(d) the voting rights attached to the Special Voting Share shall terminate pursuant to and in accordance with the Trust Agreement; and

(e) the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of such Special Voting Share shall be otherwise provided in the Trust Agreement.

ARTICLE V

The name and mailing address of the sole incorporator is as follows:

Neysa Webb

The Company Corporation

1013 Centre Road

Wilmington, DE 19805

ARTICLE VI

The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Stephen Pudles, its Chief Executive Officer, this              day of                     , 2009.

API NANOTRONICS CORP.

By:
Stephen Pudles, Chief Executive Officer

Exhibit B

AMENDED AND RESTATED

API NANOTRONICS CORP.

2006 EQUITY INCENTIVE PLAN

1.	PURPOSE.

The purpose of the API Nanotronics Corp. 2006 Equity Incentive Plan (the “Plan”) is to advance the interests of API Nanotronics Corp., f/n/a Rubincon Ventures Inc. (the “Company”) and its stockholders by providing Directors, Consultants and those key employees of the Company and its Subsidiaries and Affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Subsidiaries and Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan also is to attract and retain personnel of sufficient experience and ability to the service of the Company and its Subsidiaries and Affiliates, and to reward such individuals for achievement of corporate and individual performance goals.

2.	DEFINITIONS.

(a) “Affiliate” means an affiliate as that term is defined in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(b) “Award” means a Stock Grant or a grant of Non-statutory Stock Options or Incentive Stock Options pursuant to the provisions of this Plan.

(c) “Board of Directors” or “Board” means the board of directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Change in Control” of the Company shall have occurred when (i) any “person”, as the term is used in Section 3 of the Exchange Act (other than a Company employee benefit plan) is or becomes the “beneficial owner” as defined in Rule 16a-1 under the Exchange Act, directly or indirectly, of securities of the Company representing 50% or more of the Company’s outstanding securities ordinarily having the right to vote in the election of directors; (ii) individuals who constitute the Board (the “Incumbent Board”) immediately following the closing of the Company’s transaction with API Electronics Group Corp. (“API”), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be for purposes of this clause (ii) considered as though he or she were a member of the Incumbent Board; (iii) consummation of a plan of reorganization, merger, or consolidation, in which the stockholders of the Company own less than 50% of the outstanding voting securities of the surviving entity; or (iv) a sale of substantially all of the Company’s assets, a liquidation or dissolution of the Company or a similar transaction. Notwithstanding the foregoing, the consummation of the transactions contemplated by the Combination Agreement between the Company and API shall not constitute a Change in Control.

(f) “Committee” means the Compensation Committee of the Board, consisting of two or more Directors appointed by the Board pursuant to Section 3 hereof who are “non-employee directors,” as defined in Rule 16b-3 promulgated by the SEC under the Exchange Act and “outside directors” as defined in Treas. Reg. 1.162-27 promulgated under the Code, and if there is no Compensation Committee fitting such requirements, the Committee shall be the Board of Directors of the Company.

(g) “Common Stock” means the Common Stock of the Company, $.001 par value per share.

(h) “Consultant” means an individual, corporation, partnership, limited liability company or other entity providing services to the Company in an independent contractor capacity.

(i) “Date of Grant” means the date an Award is effective pursuant to the terms hereof.

(j) “Director” means a Director of the Company or a Subsidiary or Affiliate of the Company who is not also an Employee.

(k) “Disability” means disability as defined in Code Section 409A.

(l) “Employee” means any person who is employed by the Company or a Subsidiary or Affiliate of the Company on a full-time or part-time basis.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean, as of any date, (i) the closing price of the Common Stock on the principal national stock exchange on which the shares are listed on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not listed on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not listed on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as quoted on the OTC Bulletin Board or such other market as the Board deems appropriate to use; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith applying a consistent methodology for all Awards.

(o) “Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 9 of this Plan.

(p) “Non-statutory Stock Option” means an Option granted to a Participant and which is not an Incentive Stock Option.

(q) “Option” means an Award granted under Section 8 or Section 9 of this Plan.

(r) “Participant” means an Employee of the Company or a Subsidiary or Affiliate chosen by the Committee to participate in the Plan, a Director of the Company or a Subsidiary or Affiliate of the Company chosen by the Committee to participate in the Plan or a Consultant to the Company or a Subsidiary or Affiliate of the Company chosen by the Committee to participate in the Plan.

(s) “SEC” means the U.S. Securities and Exchange Commission.

(t) “Stock Grant” means a grant of shares of Common Stock accompanied by such restrictions as may be determined by the Committee under Section 7 of this Plan.

(u) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(v) “Termination for Misconduct” means the termination of a Participant for gross negligence, commission of a felony or material violation of any established Company policies.

3.	ADMINISTRATION.

3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board. The Committee shall act by vote of a majority of its members or unanimous written consent. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable with respect to Participants. Subject to the limitations of the Plan and the ultimate authority of the Board, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on such Participants and on their legal representatives and beneficiaries. In determining the number of shares of Common Stock with respect to which Options and Stock Grants are exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it less.

3.2 Limitation on Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the Company, and its Subsidiaries and Affiliates and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

4.	TYPES OF AWARDS.

Awards under the Plan may be granted in any one or a combination of:

(a) Stock Grants;

(b) Non-statutory Stock Options; and

(c) Incentive Stock Options;

as defined in paragraphs 7, 8 and 9 of the Plan.

The Committee shall, in its discretion, determine from time to time which Participants will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-statutory Stock Option (except that Incentive Stock Options may not be awarded to Consultants or Directors), the exercise price of an Option and the restrictions, if any, which will be applicable to each Stock Grant. In making all such determinations, the Committee shall take into account the duties, responsibilities and performance of each respective Participant, his or her present and potential contributions to the growth and success of the Company, his or her compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time the shares have been issued to the Participant.

5.	STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 15, the maximum number of shares reserved for Stock Grants and for purchase pursuant to the exercise of Options granted under the Plan is Eight Million Five Hundred Thousand (8,500,000) shares of Common Stock. The maximum aggregate number of shares that may be issued under the Plan through Incentive Stock Options is Eight Million Five Hundred Thousand (8,500,000).

The shares of Common Stock to be subject to the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that the Plan provides for the issuance of stock certificates with respect to Common Stock, the Company may, in lieu thereof, record the shares on a book entry account maintained by the Company’s transfer agent. To the extent that Options are granted and Stock Grants are made under the Plan, the shares underlying such Options and Stock Grants will be unavailable for future grants under the Plan except that, to the extent that the Options and Stock Grants granted under the Plan terminate, expire, are canceled or are forfeited without having been exercised, new Awards may be made with respect to such shares.

6.	ELIGIBILITY.

Officers and other Employees (including Employees who also are Directors of the Company or its Subsidiaries or Affiliates) shall be eligible to receive Stock Grants, Incentive Stock Options and Non-statutory Stock Options under the Plan. Directors and Consultants shall be eligible to receive Stock Grants and Non-statutory Stock Options under the Plan.

7.	STOCK GRANTS.

7.1 General Terms. Each Stock Grant may be accompanied by such restrictions, or may be made without any restrictions, as may be determined in the discretion of the Committee. Such restrictions may include, without limitation, requirements that the Participant remain in the continuous employment of the Company or its Subsidiaries or Affiliates for a specified period of time, or that the Participant meet designated individual performance goals, or that the Company and/or one or more of its Subsidiaries or Affiliates meet designated performance goals.

7.2 Issuance Procedures. A stock certificate representing the number of shares of Common Stock covered by a Stock Grant shall be registered in the Participant’s name and may be held by the Participant; provided however, if a Stock Grant is subject to certain restrictions, the shares of Common Stock covered by such Stock Grant shall be registered in the Participant’s name and held in custody by the Company. Unless the Committee determines otherwise, a Participant who has been awarded a Stock Grant shall have the rights and privileges of a stockholder of the Company as to the shares of Common Stock covered by a Stock Grant, including the right to receive dividends and the right to vote such shares. None of the shares of Common Stock covered by the Stock Grant may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the expiration or satisfaction of any applicable restrictions or performance requirements. All of the shares of Common Stock covered by a Stock Grant shall be forfeited and all rights of a Participant who has been awarded such Stock Grant to such shares shall terminate without further obligation on the part of the Company in the event that any applicable restrictions or performance requirements do not expire or are not satisfied. Upon forfeiture of shares of Common Stock, such shares shall be transferred to the Company without further action by the Participant. Upon the expiration or satisfaction of any applicable restrictions, whether in the ordinary course or under circumstances set forth in Section 7.3, certificates evidencing shares of Common Stock subject to the related Stock Grant shall be delivered to the Participant, or the Participant’s beneficiary or estate, as the case may be, free of all such restrictions.

7.3 Accelerated Vesting.

(a) Termination of Service. If a Participant terminates service prior to vesting in any Stock Grant, all outstanding unvested Stock Grants shall be forfeited by such Participant; provided, however, that vesting may be accelerated in the sole discretion of the Committee.

(b) Change in Control. The vesting of all or part of an outstanding Stock Grant may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

8.	NON-STATUTORY STOCK OPTIONS.

8.1 Grant of Non-statutory Stock Options.

(a) Grants to Employees and Directors. The Committee may, from time to time, grant Non-statutory Stock Options to Participants.

(b) Terms of Non-Statutory Options. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

(i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined on the date the option is granted. Such purchase price shall be the Fair Market Value of the Company’s Common Stock on the Date of Grant or such greater amount as determined by the Committee; provided, however, that the purchase price of a Non-statutory Stock Option granted under this Plan may be less than the Fair Market Value of the Common Stock on the date of Grant if the Grant: (i) involves the substitution of a Non-statutory Stock Option under this Plan for an outstanding option under another plan pursuant to a corporate transaction; (ii) the requirements of Treas. Reg. 1.424-1 would be met if the Non-statutory Stock Option was an Incentive Stock Option and (iii) the ratio of the exercise price from the fair market value of the shares subject to the new Non-statutory Stock Option immediately after the substitution is not greater than the ratio of the exercise price to the fair market value of the shares subject to the old Non-statutory Stock Option immediately before the substitution. Shares may be purchased only upon full payment of the purchase price, provided, however, that, if authorized by the Committee, a Participant may exercise an Option through a cashless exercise as permitted by Federal Reserve Board Regulation T and the Company shall make reasonable efforts to facilitate such exercise.

(ii) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be fifteen years from the Date of Grant, or such shorter period determined by the Committee. The Committee shall determine the date on which each Non-statutory Stock Option shall become vested and may provide that a Non-statutory Stock Option shall become vested in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes vested. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option becomes vested in whole or in part.

(iii) Termination of Service.

Upon the termination of a Participant’s service for any reason other than Termination for Misconduct, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of six months following termination unless otherwise determined by the Committee in its sole discretion.

In the event of Termination for Misconduct, all rights under the Participant’s Non-statutory Stock Options shall expire upon termination of employment.

The vesting of all or a part of a Grant of Non-statutory Stock Options may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

(iv) Options for API Employees. Notwithstanding anything to the contrary in this Plan, Non-statutory options may be issued under this Plan to employees, former employees, directors and former directors of API (and its affiliates) on the terms and conditions identified in the Combination Agreement between the Company and API.

9.	INCENTIVE STOCK OPTIONS.

9.1 Grant of Incentive Stock Options.

The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company’s Common Stock on the Date of Grant; provided, however, that the purchase price of an Incentive Stock Option granted under this Plan may be less than the Fair Market Value of the Common Stock on the Date of Grant if the Grant: (i) involves the substitution of an Incentive Stock Option for an outstanding incentive stock option under another plan pursuant to a corporate transaction; and (ii) the requirements of Treas. Reg. 1.424-1 are met with respect to the substitution. However, if a Participant owns Common Stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company (or under Section 425(d) of the Code is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company’s Common Stock on the Date of Grant. Shares may only be purchased on full payment of the purchase price, provided, however, that, if authorized by the Committee, a Participant may exercise an Option through a cashless exercise as permitted by Federal Reserve Board Regulation T and the Company shall use reasonable efforts to facilitate such exercise.

(b) Amounts of Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 9.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 9.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

(c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee, the Employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant.

No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee to whom it is granted. After death an Incentive Stock Option may be exercised by the beneficiary described in Section 14 below.

The Committee shall determine the date on which each Incentive Stock Option shall become vested and may provide that an Incentive Stock Option shall become vested in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option becomes vested in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

(d) Termination of Service. Upon the termination of a Participant’s service for any reason other than Termination for Misconduct, the Incentive Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of six months following termination (unless otherwise determined by the Committee in its sole discretion); provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant’s cessation of employment.

In the event of Termination for Misconduct, all rights under the Participant’s Incentive Stock Options shall expire upon termination of employment.

The vesting of all or a part of a Grant of Incentive Stock Options may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

(e) Compliance with Code. The options granted under this Section 9 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code.

(f) Options for API Employees. Notwithstanding anything to the contrary in this Plan, Incentive Stock Options may be issued under this Plan to employees, former employees, directors and former directors of API (and its affiliates) on the terms and conditions identified in the Combination Agreement between the Company and API.

10.	RIGHTS OF A STOCKHOLDER; NO TRANSFERABILITY.

No Participant shall have any rights as a stockholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue as a Director of the Company or its Affiliates or to continue as a Consultant to the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant’s services as an officer, Employee, Consultant or Director at any time.

No Option or other Award granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Participant to whom it is granted. No Option or other Award (or interest or right therein) may be subject to pledge, encumbrance, assignment, levy, attachment or garnishment.

11.	AGREEMENT WITH GRANTEES.

Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company or its Subsidiaries or Affiliates which describes the conditions for receiving the Options including the date of Option Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by applicable securities law.

The proper officers of the Company shall advise each Participant who is awarded a Stock Grant, in writing, of the number of shares to which it pertains and the terms and conditions and any restrictions or performance requirements applicable to such Stock Grant; provided they are not inconsistent with the terms, conditions and provisions of the Plan.

12.	RESTRICTIONS ON SHARES.

The Committee may require before any shares of Common Stock are issued pursuant to this Plan, that the Participant agrees to subject the shares to such holding periods and restrictions as are determined by the Committee.

13.	PERFORMANCE BASED COMPENSATION.

13.1 In General. All Non-statutory Stock Options and Incentive Stock Options issued to employees employed in the United States are intended to be performance based compensation, within the meaning of the Code Section 162(m)(4)(C) and such Options shall conform to the requirements of Code Section 162(m)(4)(C) and the regulations thereunder. The Committee may, in its discretion, make Stock Grants performance based compensation within the meaning of IRC §162(m)(4)(C).

With respect to Stock Grants awarded to Employees employed in the United States that are intended to qualify as “performance based” within the meaning of Code Section 162(m)(4)(C), the Committee shall (i) establish in writing the applicable objective performance goals and all related terms no later than 90 days after the commencement of the period of service to which the performance goals relate (or such earlier or later date as may be applicable deadline for compensation payable hereunder to qualify as “performance based” within the meaning of Code Section 162(m)(4)(C)), and (ii) designate the Awards that are to qualify as “performance based” with the meaning of Code Section 162(m)(4)(C). After the period over which the performance goals are measured, the Committee shall certify that such performance goals are satisfied and may adjust the Award downward but not upward.

13.2 Performance Goals. The performance goals to be used for purposes of grants which are intended to qualify as performance based compensation within the meaning of Code Section 162(m)(4)(C) shall be based on one or more of the following measures:

(a)	Earnings per share;

(b)	Net income (before or after taxes);

(c)	Net income from continuing operations;

(d)	Return measures (including, but not limited to, return on assets, equity, capital or investment);

(e)	Cash flow (including, but not limited to, operating cash flow and free cash flow);

(f)	Cash flow return on investment;

(g)	Earnings before or after taxes, interest, depreciation and/or amortization;

(h)	Internal rate of return or increase in net present value;

(i)	Dividend payments;

(j)	Gross revenues;

(k)	Gross margins;

(l)	Internal measures widely accepted in the industry.

14.	DESIGNATION OF BENEFICIARY.

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

15.	ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

(c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

16.	WITHHOLDING/GOVERNMENTAL AUTHORITY.

There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld or paid. The Company may also require a Participant to take, or the Company may take, any other action as may be required by a governmental authority in connection with any distribution under the Plan and the Company may refrain from making any distributions until such action is taken.

17.	REGISTRATION OF PLAN ON FORM S-8.

The Company may register the Plan on a Form S-8 and in such event, will take such additional action as is necessary in connection with such registration. The Company may in its sole discretion, however, elect to not register the Plan or to terminate such registration.

18.	TERMINATION AND AMENDMENT OF THE PLAN.

The Board of Directors may at any time, and from time to time, suspend, terminate, modify or amend the Plan in any respect.

The Board may determine that stockholder approval of any amendment to this Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

Such suspension, termination, modification or amendment may not affect the rights of a Participant under an outstanding Award, except the Board may, in connection with a Change in Control, either: (i) replace the Awards granted under this Plan with substantially similar awards under another plan of another party to the Change in Control; (ii) make a payment to all Participants with respect to Options equal to the difference between the Fair Market Value of the Common Stock on the date of the Change in Control and the exercise price per share of an Option on the Date of Grant in either cash or such consideration as the holders of Common Stock of the Company are receiving in the Change of Control transaction or (iii) upon not less than 7 days written notice to all holders of Options, cause all Options to terminate immediately prior to the effective time of the Change of Control, and if the Board elects, accelerate the Vesting of any or all Options not then vested. Options granted under another plan shall not be substantially similar unless the shares acquired through the exercise of such options are readily tradable on an established securities market.

No Awards under the Plan shall be granted more than ten (10) years after the Effective Date of the Plan.

19.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as of the date that the Plan is approved by the directors of the Company (the “Effective Date”); provided that the Plan is approved by the Company’s stockholders at the next annual meeting of stockholders of the Company and within one (1) year of the Effective Date. The Plan also shall be presented to stockholders of the Company for ratification for purposes of: (i) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; and (ii) , if applicable, establishing or maintaining listing on a stock exchange or system.

20.	APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the State of Delaware to the extent not preempted by Federal law as now or hereafter in effect.

21.	COMPLIANCE WITH SECTION 16.

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

, 2009
Date Adopted	Stephen Pudles, CEO

Date Approved by Stockholders

ANNUAL MEETING OF STOCKHOLDERS

OF

API NANOTRONICS CORP.

2300 Yonge Street, Suite 1710

Toronto, Ontario Canada M4P 1E4

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip DeZwirek and Jason DeZwirek, and each of them individually (each with full power to act alone) as proxy or proxies for the undersigned, with full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse (with discretionary authority under Proposal I to vote for a substitute nominee if any nominee is unable to stand for election), all shares of common stock of API Nanotronics Corp. (the “Company”) held of record by the undersigned on September 14, 2009 at the Annual Meeting of Stockholders to be held at 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4, on October 22, 2009, at 9:30 a.m. local time or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

Please date, sign and mail

your proxy card in the envelope provided

or fax to 416-595-9593 Attn: Proxy Dept.

no later than 11:59 pm eastern time the day before the meeting

(Continued and To Be Signed on the Reverse Side.)

API NANOTRONICS CORP.

October 22, 2009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL II, “FOR” PROPOSAL III AND “FOR” PROPOSAL IV.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) ELECTION OF DIRECTORS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX TO 416-595-9593, ATTN: PROXY DEPT.	☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (see instructions below)	Nominees: O Arthur Cape O Jason DeZwirek O Phillip DeZwirek O Bernard Kraft O Jonathan Pollack O Stephen Pudles O Donald A. Wright

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: —

	(2) PROPOSAL NO. II Approval of Amendment and Restatement of our Certificate of Incorporation to change our corporate name to “API Technologies Corp.”	For Against Abstain ☐ ☐ ☐

	(3) PROPOSAL NO. III Approval of Amendment of 2006 Equity Incentive Plan to authorize an additional 3,500,000 shares of our common stock for issuance	For Against Abstain ☐ ☐ ☐

	(4) PROPOSAL NO. IV WithumSmith+Brown, PC as the Independent Registered Public Accounting Firm	For Against Abstain ☐ ☐ ☐

(5) On such other matters as may come properly before the meeting.

Signature of Stockholder:                                               Date:

Signature of Stockholder:                                               Date:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. Please note that supporting documentation is required as proof of signing authority, when the person(s) signing is not the name that appears on the proxy mail label. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on October 22, 2009 — our Annual Report on Form 10-K and this Proxy Statement are available at www.apinanotronics.com/Investors/index.asp

ANNUAL MEETING OF STOCKHOLDERS

OF

API NANOTRONICS CORP.

2300 Yonge Street, Suite 1710

Toronto, Ontario Canada M4P 1E4

Voting Direction Form for holders of Exchangeable Shares

of API Nanotronics Sub, Inc.

THIS VOTING DIRECTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF API NANOTRONICS CORP.

The undersigned holder of Exchangeable Shares of API Nanotronics Sub, Inc. has the right to instruct Equity Transfer & Trust Company (“Equity”) in respect of the exercise of their votes at the Annual Meeting of Stockholders of API Nanotronics Corp. to be held at 2300 Yonge Street, Suite 1710, Toronto, Ontario Canada M4P 1E4, on October 22, 2009, at 9:30 a.m. local time, as follows:

•	To instruct Equity to exercise the votes to which the holder is entitled as indicated below; OR

•	To instruct Equity to appoint the holder, or the holder’s designee, as proxy to exercise personally the votes to which the holder is entitled as indicated below.

PLEASE SELECT ONE OF THE FOLLOWING:

☐	Direct Equity to Vote Exchangeable Shares — The holder hereby directs Equity to vote as indicated below and authorizes it to represent and vote, as indicated above, all of the voting rights attached to the Exchangeable Shares which the holder may be entitled to vote at the Annual General Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with the discretionary authority as to any other matters that may properly come before the Annual General Meeting.

☐	Appointment of the Holder, or the Holder’s Designee as Proxy — The holder hereby directs Equity to appoint as holder and authorizes them to represent and vote, as indicated above, all of the voting rights attached to the Exchangeable Shares which the holder may be entitled to vote at the Annual General Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Annual General Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE SECOND SECTION BUT DOES NOT PROVIDE A DESIGNEE NAME, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED EQUITY TO VOTE THEIR VOTING RIGHTS AS INDICATED AS IF THE FIRST BOX HAD BEEN CHECKED.

Please date, sign and mail

your voting direction form in the envelope provided

or fax to 416-595-9593 Attn: Proxy Dept.

no later than 11:59 pm eastern time the day before the meeting

API NANOTRONICS CORP.

October 22, 2009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSAL II, “FOR” PROPOSAL III AND “FOR” PROPOSAL IV.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) ELECTION OF DIRECTORS

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING DIRECTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX TO 416-595-9593, ATTN: PROXY DEPT.	☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (see instructions below)	Nominees: O Arthur Cape O Jason DeZwirek O Phillip DeZwirek O Bernard Kraft O Jonathan Pollack O Stephen Pudles O Donald A. Wright

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: —

	(2) PROPOSAL NO. II Approval of Amendment and Restatement of our Certificate of Incorporation to change our corporate name to “API Technologies Corp.”	For Against Abstain ☐ ☐ ☐

	(3) PROPOSAL NO. III Approval of Amendment of 2006 Equity Incentive Plan to authorize an additional 3,500,000 shares of our common stock for issuance	For Against Abstain ☐ ☐ ☐

	(4) PROPOSAL NO. IV WithumSmith+Brown, PC as the Independent Registered Public Accounting Firm	For Against Abstain ☐ ☐ ☐

(5) On such other matters as may come properly before the meeting.

Signature of Exchangeable Shareholder:                                               Date:

Signature of Exchangeable Shareholder:                                               Date:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

NOTE:	Please sign exactly as your name or names appear on this Voting Direction Form. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. Please note that supporting documentation is required as proof of signing authority, when the person(s) signing is not the name that appears on the proxy mail label. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on October 22, 2009 — our Annual Report on Form 10-K and this Proxy Statement are available at www.apinanotronics.com/Investors/index.asp